SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 28, 2003

AXONYX INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 SEVENTH AVENUE, 10TH FLOOR, NEW YORK, NEW YORK		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 645-7704

825 THIRD AVENUE, 40TH FLOOR, NEW YORK, NEW YORK 10022
(Former name or former address, if changed since last report.)

Item 5.                              Other Events.

On February 28, 2003, Axonyx Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 7.                              Exhibits.

Exhibit 99.1	Press Release, dated February 28, 2003, entitled “Axonyx Announces Transfer to the Nasdaq SmallCap Market.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONYX INC.

By:	/s/ Marvin S. Hausman, M.D.
Marvin S. Hausman, M.D.
President & Chief Executive Officer

DATED:  March 4, 2003.